                                                                   Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the use in this Registration Statement on Form S-20 of The Options Clearing Corporation of our report dated January 28, 2000, appearing in Part II hereof, and to the reference to us under the heading "Legal Opinions and Experts" in Part II hereof.


Deloitte & Touche LLP




Chicago, Illinois
February 22, 2000